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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 5, 2002

                            -------------------------

                               SPARTON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        OHIO                            1-1000                 38-1054690
----------------------------   ------------------------      -------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
    OF INCORPORATION)                                      IDENTIFICATION NO.)



           2400 E. GANSON STREET, JACKSON, MICHIGAN       49202
           ----------------------------------------       -----
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (517) 787-8600



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit
Number               Description
--------------------------------------------------------------------------------
99                   Press Release of the Registrant dated September 5, 2002

ITEM 9. REGULATION FD DISCLOSURE

         On September 5, 2002, the Registrant issued a press release, which is attached as Exhibit 99.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SPARTON CORPORATION


                                       /s/ David R. Hockenbrocht
                                       -------------------------
                                             David R. Hockenbrocht
                                             Chief Executive Officer
                                             September 5, 2002





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                                INDEX TO EXHIBITS

Exhibit No.          Description
--------------------------------------------------------------------------------
99                   Press Release of the Registrant dated September 5, 2002.